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                           AIM EQUITY FUNDS: ADVISOR CLASS
                     SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM NEW PACIFIC GROWTH FUND (THE "FUND"):

Effective May 29, 1998, Anna Tong and Sammy Lau were named Portfolio Managers for the Fund. Ms. Tong has been a Portfolio Manager for INVESCO (NY), Inc. (the "Sub-adviser") since June 1998 and a Managing Director and Chief Investment Officer for INVESCO Asia Ltd. (Hong Kong) ("INVESCO Asia") since April 1997.
Ms. Tong has also served as Managing Director for INVESCO International (FE) Ltd. (Hong Kong) and as a Director of INVESCO Investment Management (HK) Ltd. (Hong Kong) since March 1985. Mr. Lau has been a Portfolio Manager for the Sub-adviser since June 1998 and a Director of INVESCO Asia since January 1996. Prior thereto, Mr. Lau served as an Associate Director of INVESCO Asia from December 1994 to January 1996, an Associate at J.P. Morgan (Hong Kong) from November 1993 to November 1994, and an Investment Manager for Baring International Asset Admin Ltd. (Hong Kong) from June 1990 to October 1993.

INVESCO Asia, INVESCO International (FE) Ltd. and INVESCO Investment Management
(HK) Ltd. are affiliates of the Sub-adviser.

                                                                    June 5, 1998